                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) April 12, 1999
                                                     -----------------

                          OMEGA ENVIRONMENTAL, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       Commission File Number 0-20267


           DELAWARE                                      91-1499751
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


           550 KIRKLAND WAY, SUITE 200,  KIRKLAND, WASHINGTON  98033
                PO BOX 3005     BOTHELL, WASHINGTON     98041-3005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                               425-739-2072
           (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)

-------------------------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On April 12, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended January 31, 1999 and December 31, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c)   EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended January 31, 1999 and December 31, 1998 with related Notes to Financial Statement Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMEGA ENVIRONMENTAL, INC.
                                        (Registrant)



Date: April 12, 1999                            /s/ Donald E. Condit
                                        -------------------------------------
                                                   Donald E. Condit
                                                Chief Financial Officer

 OMEGA ENVIRONMENTAL, INC.                                        EXHIBIT 99.1
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                        (unaudited)           (unaudited)
                                                                       Jan. 31, 1999        Dec. 31. 1998
                                                                            ESD                   ESD               Change
                                                                   -------------------------------------------------------------

 CURRENT ASSETS

 Cash                                                                          42,853                    -            42,853
 Restricted cash held in escrow                                             2,738,168            2,738,168                 -
 Accounts receivable

   A/R--trade                                                              11,931,835           11,898,612            33,223
   A/R--interco                                                                                                            -
   A/R--employees                                                               3,121                6,803            (3,682)
   A/R--supplemental                                                        1,367,675            1,727,115          (359,440)
   A/R--misc.                                                                  12,078               12,078                 -
   Allowance for doubtful accounts                                         (1,841,230)          (2,123,075)          281,845
                                                                -------------------------------------------------------------
     Accounts receivable, net                                              11,473,479           11,521,533           (48,054)
                                                                -------------------------------------------------------------
 Costs and earnings in excess of billings                                   5,385,141            5,442,514           (57,373)
 Prepaid expenses                                                               6,201               61,045           (54,844)
 Inventory                                                                                                                 -
 Inventory reserve                                                                                                         -
                                                                -------------------------------------------------------------
     Inventory, net                                                                 -                    -                 -
                                                                -------------------------------------------------------------
 Other current assets                                                                                                      -
                                                                -------------------------------------------------------------
 TOTAL CURRENT ASSETS                                                      19,645,842           19,763,260          (117,418)
                                                                -------------------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                          2,352,810            2,352,810                 -
   Automotive equipment                                                     1,124,549            1,124,549                 -
   Office furniture and equipment                                             967,334              967,334                 -
   Leasehold improvements                                                     107,729              107,729                 -
                                                                -------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                           4,552,422            4,552,422                 -
   Accum. Depreciation                                                     (3,409,023)          (3,346,117)          (62,906)
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                               1,143,399            1,206,305           (62,906)
                                                                -------------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                                  2,426                2,426                 -
 Reserve for Long-term accounts receivable                                                                                 -
                                                                -------------------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                          2,426                2,426                 -
 Other Assets                                                                 223,609              223,609                 -
 Investment & Intercompany in Subsidiaires                                                                                 -
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------
 TOTAL ASSETS                                                              21,015,276           21,195,600          (180,324)
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                           653,700              542,204           111,496
   Line of Credit
   Accrued expenses, excluding bankruptcy costs                               604,200              717,531          (113,331)
   Accrued bankruptcy costs
   Estimated claims against cash held in escrow                             2,578,438            2,578,438                 -
   Intercompany - BNYFC                                                     7,765,310            7,658,341           106,969
   Intercompany payables                                                                                                   -
                                                                -------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                                   11,601,648           11,496,514           105,134
 Intercompany Notes Payable                                                 8,741,768            8,741,768                 -
 Pre Petition Liabilities                                                   1,620,033            1,620,428              (395)
 Pre Petition Estimated Construction Claims
                                                                -------------------------------------------------------------
   TOTAL LIABILITIES                                                       21,963,449           21,858,710           104,739
                                                                -------------------------------------------------------------
 SHAREHOLDERS' EQUITY

 Common stock at par
 Additional paid in capital                                                14,557,677           14,557,677                 -
 Treasury Stock A-P-I-C
 Retained earnings - prior                                                (11,012,975)         (11,012,975)                -
 Y-T-D net income pre petition                                                 (8,531)              (8,531)                -
 Y-T-D net income post petition                                            (4,484,344)          (4,199,281)         (285,063)
                                                                -------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                                (948,173)            (663,110)         (285,063)
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                  21,015,276           21,195,600          (180,324)
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------



                                                                  (unaudited)         (unaudited)
                                                                  Jan. 31, 1999       Dec. 31. 1998
                                                                       PSD                 PSD              Change
                                                                   ------------------------------------------------------
 CURRENT ASSETS

 Cash                                                                37,536              28,386           9,150
 Restricted cash held in escrow                                                                               -
 Accounts receivable

   A/R--trade                                                       312,556             524,421        (211,865)
   A/R--interco                                                           -                   -               -
   A/R--employees                                                     2,200               2,400            (200)
   A/R--supplemental                                                                                          -
   A/R--misc.                                                             -                   -               -
   Allowance for doubtful accounts                                  (48,902)            (54,298)          5,396
                                                        --------------------------------------------------------
     Accounts receivable, net                                       265,854             472,523        (206,669)
                                                        --------------------------------------------------------
 Costs and earnings in excess of billings                                                                     -
 Prepaid expenses                                                    49,841              48,028           1,813
 Inventory                                                          679,663           1,006,203        (326,540)
 Inventory reserve                                                 (173,950)           (497,620)        323,670
                                                        --------------------------------------------------------
     Inventory, net                                                 505,713             508,583          (2,870)
                                                        --------------------------------------------------------
 Other current assets                                                                                         -
                                                        --------------------------------------------------------
 TOTAL CURRENT ASSETS                                               858,944           1,057,520        (198,576)
                                                        --------------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                  166,580             166,580               -
   Automotive equipment                                              10,871              10,871               -
   Office furniture and equipment                                     7,793               7,793               -
   Leasehold improvements                                            30,895              30,895               -
                                                        --------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                   216,139             216,139               -
   Accum. Depreciation                                             (114,758)           (111,738)         (3,020)
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                       101,381             104,401          (3,020)
                                                        --------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                            -                   -               -
 Reserve for Long-term accounts receivable                                                                    -
                                                        --------------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                    -                   -               -
 Other Assets                                                             -                   -               -
 Investment & Intercompany in Subsidiaires                                -                   -               -
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
 TOTAL ASSETS                                                       960,325           1,161,921        (201,596)
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                  26,031              27,276          (1,245)
   Line of Credit                                                                                             -
   Accrued expenses, excluding bankruptcy costs                     149,087             144,894           4,193
   Accrued bankruptcy costs                                                                                   -
   Estimated claims against cash held in escrow                                                               -
   Intercompany - BNYFC                                           7,756,672           7,817,780         (61,108)
   Intercompany payables                                                  -                   -               -
                                                        --------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                          7,931,790           7,989,950         (58,160)
 Intercompany Notes Payable                                                                                   -
 Pre Petition Liabilities                                           949,872             951,742          (1,870)
 Pre Petition Estimated Construction Claims                                                                   -
                                                        --------------------------------------------------------
   TOTAL LIABILITIES                                              8,881,662           8,941,692         (60,030)
                                                        --------------------------------------------------------
 SHAREHOLDERS' EQUITY

 Common stock at par                                              3,371,172           3,371,172               -
 Additional paid in capital                                      10,742,189          10,742,189               -
 Treasury Stock A-P-I-C                                                                                       -
 Retained earnings - prior                                      (14,767,222)        (14,767,222)              -
 Y-T-D net income pre petition                                     (247,894)           (247,894)              -
 Y-T-D net income post petition                                  (7,019,582)         (6,878,016)       (141,566)
                                                        --------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                    (7,921,337)         (7,779,771)       (141,566)
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           960,325           1,161,921        (201,596)
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------

         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION




                                                               (UNAUDITED)        (UNAUDITED)
                                                             JAN. 31, 1999       DEC. 31. 1998
                                                                CORPORATE          CORPORATE             CHANGE
                                                            ----------------------------------------------------
 CURRENT ASSETS
 Cash                                                                 43,489            49,850           (6,361)
 Restricted cash held in escrow                                                                               -
 Accounts receivable
   A/R--trade                                                              -            28,029          (28,029)
   A/R--interco                                                                                               -
   A/R--employees                                                                                             -
   A/R--supplemental                                                                                          -
   A/R--misc.                                                      1,219,094         1,219,094                -
   Allowance for doubtful accounts                                (1,076,094)       (1,104,123)          28,029
                                                            ----------------------------------------------------
     Accounts receivable, net                                        143,000           143,000                0
                                                            ----------------------------------------------------
 Costs and earnings in excess of billings                                                                     -
 Prepaid expenses                                                     77,062           120,175          (43,113)
 Inventory                                                                                                    -
 Inventory reserve                                                                                            -
                                                            ----------------------------------------------------
     Inventory, net                                                        -                 -                -
                                                            ----------------------------------------------------
 Other current assets                                                                                         -
                                                            ----------------------------------------------------
 TOTAL CURRENT ASSETS                                                263,551           313,025          (49,474)
                                                            ----------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                                                            -
   Automotive equipment                                                                                       -
   Office furniture and equipment                                     41,050            41,050                -
   Leasehold improvements                                                  -                 -                -
                                                            ----------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                     41,050            41,050                -
   Accum. Depreciation                                               (32,950)          (32,643)            (307)
                                                            ----------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                          8,100             8,407             (307)
                                                            ----------------------------------------------------
 Long-term accounts receivable - Other (Texas)                             -                 -                -
                                                            ----------------------------------------------------
 Reserve for Long-term accounts receivable                                                                    -
    Long-term accounts receviable - Other (Texas), net                     -                 -                -
 Other Assets                                                         65,425           154,425          (89,000)
 Investment & Intercompany in Subsidiaires                        74,375,430        74,375,430                -
                                                            ----------------------------------------------------
 TOTAL ASSETS                                                     74,712,506        74,851,287         (138,781)
                                                            ----------------------------------------------------
                                                            ----------------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                   79,074            57,417           21,657
   Line of Credit                                                 22,599,213        22,534,478           64,735
   Accrued expenses, excluding bankruptcy costs                       96,160           293,190         (197,030)
   Accrued bankruptcy costs                                        1,749,267         1,739,109           10,158
   Estimated claims against cash held in escrow                                                               -
   Intercompany - BNYFC                                          (18,261,766)      (18,296,028)          34,262
   Intercompany payables                                                   -                 -                -
                                                            ----------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                           6,261,948         6,328,166          (66,218)
 Intercompany Notes Payable                                                                                   -
 Pre Petition Liabilities                                          2,637,103         2,637,103                -
 Pre Petition Estimated Construction Claims                                                                   -
                                                            ----------------------------------------------------
   TOTAL LIABILITIES                                               8,899,051         8,965,269          (66,218)
                                                            ----------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                 121,289           121,289                -
 Additional paid in capital                                      128,204,630       128,204,630                -
 Treasury Stock A-P-I-C                                             (562,506)         (562,506)               -
 Retained earnings - prior                                       (49,321,103)      (49,321,103)               -
 Y-T-D net income pre petition                                      (895,498)         (895,498)               -
 Y-T-D net income post petition                                  (11,733,357)      (11,660,794)         (72,563)
                                                            ----------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     65,813,455        65,886,018          (72,563)
                                                            ----------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         74,712,506        74,851,287         (138,781)
                                                            ----------------------------------------------------
                                                            ----------------------------------------------------


                                                                (UNAUDITED)       (UNAUDITED)
                                                               JAN. 31, 1999    DEC. 31. 1998
                                                                 CONTINUING       CONTINUING
                                                                 OPERATIONS       OPERATIONS             CHANGE
                                                           ----------------------------------------------------
 CURRENT ASSETS
 Cash                                                                123,878           78,236            45,642
 Restricted cash held in escrow                                    2,738,168        2,738,168                 -
 Accounts receivable
   A/R--trade                                                     12,244,391       12,451,062          (206,671)
   A/R--interco                                                            -                -                 -
   A/R--employees                                                      5,321            9,203            (3,882)
   A/R--supplemental                                               1,367,675        1,727,115          (359,440)
   A/R--misc.                                                      1,231,172        1,231,172                 -
   Allowance for doubtful accounts                                (2,966,226)      (3,281,496)          315,270
                                                           ----------------------------------------------------
     Accounts receivable, net                                     11,882,333       12,137,056          (254,723)
                                                           ----------------------------------------------------
 Costs and earnings in excess of billings                          5,385,141        5,442,514           (57,373)
 Prepaid expenses                                                    133,104          229,248           (96,144)
 Inventory                                                           679,663        1,006,203          (326,540)
 Inventory reserve                                                  (173,950)        (497,620)          323,670
                                                           ----------------------------------------------------
     Inventory, net                                                  505,713          508,583            (2,870)
                                                           ----------------------------------------------------
 Other current assets                                                      -                -                 -
                                                           ----------------------------------------------------
 TOTAL CURRENT ASSETS                                             20,768,337       21,133,805          (365,468)
                                                           ----------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                 2,519,390        2,519,390                 -
   Automotive equipment                                            1,135,420        1,135,420                 -
   Office furniture and equipment                                  1,016,177        1,016,177                 -
   Leasehold improvements                                            138,624          138,624                 -
                                                           ----------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                  4,809,611        4,809,611                 -
   Accum. Depreciation                                            (3,556,731)      (3,490,498)          (66,233)
                                                           ----------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                      1,252,880        1,319,113           (66,233)
                                                           ----------------------------------------------------
 Long-term accounts receivable - Other (Texas)                         2,426            2,426                 -
                                                           ----------------------------------------------------
 Reserve for Long-term accounts receivable                                 -                -                 -
    Long-term accounts receviable - Other (Texas), net                 2,426            2,426                 -
 Other Assets                                                        289,034          378,034           (89,000)
 Investment & Intercompany in Subsidiaires                        74,375,430       74,375,430                 -
                                                           ----------------------------------------------------
 TOTAL ASSETS                                                     96,688,107       97,208,808          (520,701)
                                                           ----------------------------------------------------
                                                           ----------------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                  758,805          626,897           131,908
   Line of Credit                                                 22,599,213       22,534,478            64,735
   Accrued expenses, excluding bankruptcy costs                      849,447        1,155,615          (306,168)
   Accrued bankruptcy costs                                        1,749,267        1,739,109            10,158
   Estimated claims against cash held in escrow                    2,578,438        2,578,438                 -
   Intercompany - BNYFC                                           (2,739,784)      (2,819,907)           80,123
   Intercompany payables                                                   -                -                 -
                                                           ----------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                          25,795,386       25,814,630           (19,244)
 Intercompany Notes Payable                                        8,741,768        8,741,768
 Pre Petition Liabilities                                          5,207,008        5,209,273            (2,265)
 Pre Petition Estimated Construction Claims                                -                -                 -
                                                           ----------------------------------------------------
   TOTAL LIABILITIES                                              39,744,162       39,765,671           (21,509)
                                                           ----------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                               3,492,461        3,492,461                 -
 Additional paid in capital                                      153,504,496      153,504,496                 -
 Treasury Stock A-P-I-C                                             (562,506)        (562,506)                -
 Retained earnings - prior                                       (75,101,300)     (75,101,300)                -
 Y-T-D net income pre petition                                    (1,151,923)      (1,151,923)                -
 Y-T-D net income post petition                                  (23,237,283)     (22,738,091)         (499,192)
                                                           ----------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     56,943,945       57,443,137          (499,192)
                                                           ----------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         96,688,107       97,208,808          (520,701)
                                                           ----------------------------------------------------
                                                           ----------------------------------------------------


         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                              (UNAUDITED)   (UNAUDITED)
                                                            JAN. 31, 1999  DEC. 31. 1998
                                                             DISCONTINUED  DISCONTINUED
                                                              OPERATIONS     OPERATIONS        CHANGE
                                                          ---------------------------------------------
 CURRENT ASSETS
 Cash                                                                    -             -              -
 Restricted cash held in escrow                                                                       -
 Accounts receivable
   A/R--trade                                                    4,918,797     5,068,213       (149,416)
   A/R--interco                                                          -             -              -
   A/R--employees                                                                                     -
   A/R--supplemental                                                                                  -
   A/R--misc.                                                       33,806        33,806              -
   Allowance for doubtful accounts                              (3,263,962)   (3,263,839)          (123)
                                                          ---------------------------------------------
     Accounts receivable, net                                    1,688,641     1,838,180       (149,539)
                                                          ---------------------------------------------
 Costs and earnings in excess of billings                                                             -
 Prepaid expenses                                                                                     -
 Inventory                                                                                            -
 Inventory reserve                                                                                    -
                                                          ---------------------------------------------
     Inventory, net                                                      -             -              -
                                                          ---------------------------------------------
 Other current assets                                               10,000        10,000              -
                                                          ---------------------------------------------
 TOTAL CURRENT ASSETS                                            1,698,641     1,848,180       (149,539)
                                                          ---------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                   1,000         1,000              -
   Automotive equipment                                                  -             -              -
   Office furniture and equipment                                        -             -              -
   Leasehold improvements                                                -             -              -
                                                          ---------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                    1,000         1,000              -
                                                          ---------------------------------------------
   Accum. Depreciation                                                   -             -              -
                                                          ---------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                        1,000         1,000              -
 Long-term accounts receivable - Other (Texas)                           -             -              -
 Reserve for Long-term accounts receivable                                                            -
                                                          ---------------------------------------------
    Long-term accounts receviable - Other (Texas), net                   -             -              -
 Other Assets                                                            -             -              -
 Investment & Intercompany in Subsidiaires                                                            -
                                                          ---------------------------------------------
 TOTAL ASSETS                                                    1,699,641     1,849,180       (149,539)
                                                          ---------------------------------------------
                                                          ---------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                      -             -              -
   Line of Credit
   Accrued expenses, excluding bankruptcy costs                          -             -              -
   Accrued bankruptcy costs
   Estimated claims against cash held in escrow
   Intercompany - BNYFC                                          2,739,784     2,819,907        (80,123)
   Intercompany payables                                                 -             -              -
                                                          ---------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                         2,739,784     2,819,907        (80,123)
 Intercompany Notes Payable                                      2,535,455     2,535,455              -
 Pre Petition Liabilities                                       10,814,353    10,814,353              -
 Pre Petition Estimated Construction Claims                      2,000,000     2,000,000              -
                                                          ---------------------------------------------
   TOTAL LIABILITIES                                            18,089,592    18,169,715        (80,123)
                                                          ---------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                             2,082,948     2,082,948              -
 Additional paid in capital                                     28,604,818    28,604,818              -
 Treasury Stock A-P-I-C                                                                               -
 Retained earnings - prior                                     (36,904,145)  (36,904,145)             -

 Y-T-D net income pre petition                                    (694,013)     (694,013)             -
 Y-T-D net income post petition                                 (9,479,559)   (9,410,143)       (69,416)
                                                          ---------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                  (16,389,951)  (16,320,535)       (69,416)
                                                          ---------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                        1,699,641     1,849,180       (149,539)
                                                          ---------------------------------------------
                                                          ---------------------------------------------



                                                              (UNAUDITED)    (UNAUDITED)
                                                             JAN. 31, 1999  DEC. 31. 1998
                                                                COMBINED        COMBINED
                                                                  FINAL           FINAL         CHANGE
                                                           --------------------------------------------
 CURRENT ASSETS
 Cash                                                              123,878         78,236        45,642
 Restricted cash held in escrow                                  2,738,168      2,738,168             -
 Accounts receivable
   A/R--trade                                                   17,163,188     17,519,275      (356,087)
   A/R--interco                                                          -              -             -
   A/R--employees                                                    5,321          9,203        (3,882)
   A/R--supplemental                                             1,367,675      1,727,115      (359,440)
   A/R--misc.                                                    1,264,978      1,264,978             -
   Allowance for doubtful accounts                              (6,230,188)    (6,545,335)      315,147
                                                           --------------------------------------------
     Accounts receivable, net                                   13,570,974     13,975,236      (404,262)
                                                           --------------------------------------------
 Costs and earnings in excess of billings                        5,385,141      5,442,514       (57,373)
 Prepaid expenses                                                  133,104        229,248       (96,144)
 Inventory                                                         679,663      1,006,203      (326,540)
 Inventory reserve                                                (173,950)      (497,620)      323,670
                                                           --------------------------------------------
     Inventory, net                                                505,713        508,583        (2,870)
                                                           --------------------------------------------
 Other current assets                                               10,000         10,000             -
                                                           --------------------------------------------
 TOTAL CURRENT ASSETS                                           22,466,978     22,981,985      (515,007)
                                                           --------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                               2,520,390      2,520,390             -
   Automotive equipment                                          1,135,420      1,135,420             -
   Office furniture and equipment                                1,016,177      1,016,177             -
   Leasehold improvements                                          138,624        138,624             -
                                                           --------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                4,810,611      4,810,611             -
   Accum. Depreciation                                          (3,556,731)    (3,490,498)      (66,233)
                                                           --------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                    1,253,880      1,320,113       (66,233)
                                                           --------------------------------------------
 Long-term accounts receivable - Other (Texas)                       2,426          2,426             -
 Reserve for Long-term accounts receivable                               -              -             -
                                                           --------------------------------------------
    Long-term accounts receviable - Other (Texas), net               2,426          2,426             -
 Other Assets                                                      289,034        378,034       (89,000)
 Investment & Intercompany in Subsidiaires                               -                            -
                                                           --------------------------------------------
 TOTAL ASSETS                                                   24,012,318     24,682,558      (670,240)
                                                           --------------------------------------------
                                                           --------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                758,805        626,897       131,908
   Line of Credit                                               22,599,213     22,534,478        64,735
   Accrued expenses, excluding bankruptcy costs                    849,447      1,155,615      (306,168)
   Accrued bankruptcy costs                                      1,749,267      1,739,109        10,158
   Estimated claims against cash held in escrow                  2,578,438      2,578,438             -
   Intercompany - BNYFC                                                  -              -             -
   Intercompany payables                                                 -              -             -
                                                           --------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                        28,535,170     28,634,537       (99,367)
 Intercompany Notes Payable
 Pre Petition Liabilities                                       16,021,361     16,023,626        (2,265)
 Pre Petition Estimated Construction Claims                      2,000,000      2,000,000             -
                                                           --------------------------------------------
   TOTAL LIABILITIES                                            46,556,531     46,658,163      (101,632)
                                                           --------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                               121,289        121,289             -
 Additional paid in capital                                    124,465,227    124,465,227             -
 Treasury Stock A-P-I-C                                           (562,506)      (562,506)            -
 Retained earnings - prior                                    (112,005,445)  (112,005,445)            -
 Y-T-D net income pre petition                                  (1,845,936)    (1,845,936)            -
 Y-T-D net income post petition                                (32,716,842)   (32,148,234)     (568,608)
                                                           --------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                  (22,544,213)   (21,975,605)     (568,608)
                                                           --------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                       24,012,318     24,682,558      (670,240)
                                                           --------------------------------------------
                                                           --------------------------------------------



         See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                        (UNAUDITED)       (UNAUDITED)
                                        MONTH ENDED       MONTH ENDED
                                       JAN. 31, 1999     DEC. 31. 1998
                                            ESD               ESD          CHANGE
                                      -----------------------------------------------

Sales                                     1,305,830       1,307,449          (1,619)
Cost of Sales                               999,989       1,052,980         (52,991)
                                      -----------------------------------------------
    Gross Profit                            305,841         254,469          51,372
Selling, General, and Administrative        520,506         406,988         113,518
                                      -----------------------------------------------
Income (Loss) From Operations              (214,665)       (152,519)        (62,146)
Other Income(Expense):
  I/C Interest Income (Expense)             (70,272)        (67,611)         (2,661)
  Interest Expense                             (126)            (74)            (52)
  Interest Income                               -               -               -
  Gain (loss) on Asset Disposition              -               -               -
  Other Expense                                 -               628            (628)
                                      -----------------------------------------------
    Total Other (Expense)                   (70,398)        (67,057)         (3,341)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (285,063)       (219,576)        (65,487)
Bankruptcy Administrative Expenses              -
                                      -----------------------------------------------
Net Income (Loss)                          (285,063)       (219,576)        (65,487)
                                      -----------------------------------------------
                                      -----------------------------------------------


                                         (UNAUDITED)     (UNAUDITED)
                                         MONTH ENDED     MONTH ENDED
                                        JAN. 31, 1999    DEC. 31. 1998
                                              PSD             PSD         CHANGE
                                      ---------------------------------------------

Sales                                        73,880         126,569         (52,689)
Cost of Sales                                95,627         131,792         (36,165)
                                      ---------------------------------------------
    Gross Profit                            (21,747)         (5,223)        (16,524)
Selling, General, and Administrative         52,629          59,372          (6,743)
                                      ---------------------------------------------
Income (Loss) From Operations               (74,376)        (64,595)         (9,781)
Other Income(Expense):
  I/C Interest Income (Expense)             (70,334)        (70,415)             81
  Interest Expense                                                                -
  Interest Income                                                                 -
  Gain (loss) on Asset Disposition            3,144        (331,087)        334,231
  Other Expense                                 -               216            (216)
                                      ---------------------------------------------
    Total Other (Expense)                   (67,190)       (401,286)        334,096
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (141,566)       (465,881)        324,315
Bankruptcy Administrative Expenses
                                      ---------------------------------------------
Net Income (Loss)                          (141,566)       (465,881)        324,315
                                      ---------------------------------------------
                                      ---------------------------------------------


         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                        (UNAUDITED)     (UNAUDITED)
                                        MONTH ENDED     MONTH ENDED
                                       JAN. 31, 1999   DEC. 31. 1998
                                         CORPORATE       CORPORATE         CHANGE
                                      ---------------------------------------------
Sales                                           -               -               -
Cost of Sales                                   -               -               -
                                      ---------------------------------------------
    Gross Profit                                -               -               -

Selling, General, and Administrative         95,084         134,494         (39,410)
                                      ---------------------------------------------
Income (Loss) From Operations               (95,084)       (134,494)         39,410

Other Income(Expense):
  I/C Interest Income (Expense)             140,606         138,026           2,580
  Interest Expense                         (198,687)       (197,626)         (1,061)
  Interest Income                               -                 0               0
  Gain (loss) on Asset Disposition              -            (8,376)          8,376
  Other Expense                             150,000        (173,176)        323,176
                                      ---------------------------------------------
    Total Other (Expense)                    91,919        (241,152)        333,071
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (3,165)       (375,646)        372,481
Bankruptcy Administrative Expenses          (69,398)       (204,415)        135,017
                                      ---------------------------------------------
Net Income (Loss)                           (72,563)       (580,061)        507,498
                                      ---------------------------------------------
                                      ---------------------------------------------


                                        (UNAUDITED)     (UNAUDITED)
                                         MONTH ENDED     MONTH ENDED
                                        JAN. 31, 1999   DEC. 31. 1998
                                          CONTINUING      CONTINUING
                                          OPERATIONS      OPERATIONS          CHANGE
                                       ----------------------------------------------
Sales                                      1,379,710       1,434,018         (54,308)
Cost of Sales                              1,095,616       1,184,772         (89,156)
                                       ----------------------------------------------
    Gross Profit                             284,094         249,246          34,848

Selling, General, and Administrative         668,219         600,854          67,365
                                       ----------------------------------------------
Income (Loss) From Operations               (384,125)       (351,608)        (32,517)

Other Income(Expense):
  I/C Interest Income (Expense)                    0               0               0
  Interest Expense                          (198,813)       (197,700)         (1,113)
  Interest Income                                  0
  Gain (loss) on Asset Disposition             3,144        (339,463)        342,607
  Other Expense                              150,000        (172,332)        322,332
                                       ----------------------------------------------
    Total Other (Expense)                    (45,669)       (709,495)        663,826
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (429,794)     (1,061,103)        631,309
Bankruptcy Administrative Expenses           (69,398)       (204,415)        135,017
                                       ----------------------------------------------
Net Income (Loss)                           (499,192)     (1,265,518)        766,326
                                       ----------------------------------------------
                                       ----------------------------------------------



         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                          (UNAUDITED)    (UNAUDITED)
                                          MONTH ENDED    MONTH ENDED
                                         JAN. 31, 1999   DEC. 31, 1998
                                          DISCONTINUED   DISCONTINUED
                                           OPERATIONS     OPERATIONS     CHANGE
                                      ------------------------------------------
 Sales                                                                        0
 Cost of Sales                                                                0
                                      ------------------------------------------
     Gross Profit                                    0            0           0
 Selling, General, and Administrative                                         0
                                      ------------------------------------------
 Income (Loss) From Operations                       0            0           0
 Other Income(Expense):
   I/C Interest Income (Expense)                                              0
   Interest Expense                                                           0
   Interest Income                                                            0
   Gain (loss) on Asset Disposition                                           0
   Other Expense                               (69,416)     399,668    (469,084)
                                      ------------------------------------------
     Total Other (Expense)                     (69,416)     399,668    (469,084)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                (69,416)     399,668    (469,084)
 Bankruptcy Administrative Expenses                                           0
                                      ------------------------------------------
 Net Income (Loss)                             (69,416)     399,668    (469,084)
                                      ------------------------------------------
                                      ------------------------------------------


                                           (UNAUDITED)     (UNAUDITED)
                                           MONTH ENDED     MONTH ENDED
                                          JAN. 31, 1999   DEC. 31, 1998
                                            COMBINED         COMBINED
                                              FINAL           FINAL       CHANGE
                                         ----------------------------------------
 Sales                                         1,379,710   1,434,018     (54,308)
 Cost of Sales                                 1,095,616   1,184,772     (89,156)
                                         ----------------------------------------
     Gross Profit                                284,094     249,246       34,848
 Selling, General, and Administrative            668,219     600,854       67,365
                                         ----------------------------------------
 Income (Loss) From Operations                  (384,125)   (351,608)     (32,517)
 Other Income(Expense):
   I/C Interest Income (Expense)                       0           0            0
   Interest Expense                             (198,813)   (197,700)      (1,113)
   Interest Income                                     0           0            0
   Gain (loss) on Asset Disposition                3,144    (339,463)     342,607
   Other Expense                                  80,584     227,336     (146,752)
                                         ----------------------------------------
     Total Other (Expense)                      (115,085)   (309,827)     194,742
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                 (499,210)   (661,435)     162,225
 Bankruptcy Administrative Expenses              (69,398)   (204,415)     135,017
                                         ----------------------------------------
 Net Income (Loss)                              (568,608)   (865,850)     297,242
                                         ----------------------------------------
                                         ----------------------------------------




         See accompanying notes to financial statement information.

MEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                (UNAUDITED)      (UNAUDITED)
                                                                MONTH ENDED      MONTH ENDED
                                                               JAN. 31, 1999    DEC. 31. 1998     CHANGE
                                                              ---------------  --------------  -------------
Cash flows from operating activities:
  Net loss                                                      ($568,608)     ($865,850)     $ 297,242

  Adjustments to reconcile net loss to net cash (used in)
    provided by operating activities:
      Depreciation                                                 69,377         67,459          1,918
      Change in estmate of pre-petition construction claims             0       (400,000)       400,000
      Write down of other long term assets and liabilities        (61,000)             0        (61,000)
      Write down of worker's compensation refund                        0        192,660       (192,660)
      (Gain) / Loss on sale of property and equipment              (3,144)       339,463       (342,607)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                            404,262        162,002        242,260
      Costs in excess of billings                                  57,373        366,927       (309,554)
      Inventory, net                                               99,014        515,982       (416,968)
      Prepaids & other assets                                           0         55,912        (55,912)
     Increase (decrease) in:
      Accounts payable                                            131,908       (346,031)       477,939
      Accrued expenses                                           (146,010)      (535,151)       389,141
      Other net changes in assets and liabilities                       0         (3,127)         3,127
                                                              ------------     ----------      ---------
        Total adjustments                                         551,780        416,096        135,684
                                                              ------------     ----------      ---------
        Net cash provided by (used in) operating activities       (16,828)      (449,754)       432,926

Cash flows from investing activities :
     Proceeds from sale of equipment                                    0       (134,053)       134,053
     Additions to property and equipment                                0           (571)           571
                                                              ------------     ----------      ---------
       Net cash provided by (used in) investing activities              0       (134,624)       134,624

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan              64,735        366,454       (301,719)
  Reduction of pre-petition liabilities                            (2,265)       (32,196)        29,931
                                                              ------------     ----------      ---------
      Net cash provided by (used in) financing activities          62,470        334,258       (271,788)
                                                              ------------     ----------      ---------
Net increase (decrease) in cash                                    45,642       (250,120)       295,762

CASH AT BEGINNING OF PERIOD                                        78,236        328,356       (250,120)
                                                              ------------     ----------      ---------
CASH AT END OF PERIOD                                           $ 123,878      $  78,236      $  45,642
                                                              ------------     ----------      ---------
                                                              ------------     ----------      ---------


         See accompanying notes to financial statement information.